Exhibit 99.1

FleetCor Reports Fourth Quarter and Fiscal Year 2013 Financial Results

Adjusted Net Income Per Share Grows 32% in the Fourth Quarter

Profit Outlook for 2014 up 22% at Midpoint of Guidance Range

NORCROSS, Ga., February 5, 2014 — FleetCor Technologies, Inc. (NYSE: FLT), a leading global provider of fuel cards and workforce payment products to businesses, today reported financial results for its fourth quarter and year ended December 31, 2013.

“We are pleased to announce a strong finish to 2013 with adjusted net income growth of 32% for the fourth quarter and 35% for the year. We also had a tremendous business development year as we completed seven acquisitions and signed six partnership deals all over the globe leading to further geographic and product diversification,” said Ron Clarke, chairman and chief executive officer, FleetCor Technologies, Inc.

Financial Results for Fourth Quarter 2013:

GAAP Results

•	Total revenues increased 26% to $255.5 million compared to $202.6 million in the fourth quarter of 2012;

•	Net income increased 13% to $68.1 million compared to $60.1 million in the fourth quarter of 2012;

•	Net income per diluted share increased 14% to $0.80 compared to $0.70 in the fourth quarter of 2012.

Non-GAAP Results

•	Adjusted revenues[1] (revenues, net less merchant commissions) increased 28% to $237.7 million compared to $185.0 million in the fourth quarter of 2012;

•	Adjusted net income[1] increased 30% to $92.1 million compared to $70.7 million in the fourth quarter of 2012;

•	Adjusted net income per diluted share[1] increased 32% to $1.08 compared to $0.82 in the fourth quarter of 2012.

Financial Results for Fiscal Year 2013:

GAAP Results

•	Total revenues increased 27% to $895.2 million compared to $707.5 million in 2012;

•	Net income increased 32% to $284.5 million compared to $216.2 million on 2012;

•	Net income per diluted share increased 33% to $3.36 compared $2.52 per diluted share in 2012.

Non-GAAP Results

•	Adjusted revenues[1] (revenues, net less merchant commissions) in 2013 increased 27% to $827.0 million compared to $649.0 million in 2012;

[1]	Reconciliations of GAAP results to non GAAP results are provided in Exhibit 1 attached. Additional supplemental data is provided in Exhibit 2 and segment information is provided in Exhibit 3.

•	Adjusted net income[1] for 2013 increased 34% to $342.7 million compared to $256.0 million in 2012;

•	Adjusted net income per diluted share increased 35% to $4.05 compared to $2.99 in 2012.

Fiscal Year 2014 Outlook:

For fiscal year 2014 FleetCor Technologies, Inc. is expecting the following:

•	Total revenues between $1,070 million and $1,090 million;

•	Adjusted net income between $418 million and $428 million;

•	Adjusted net income per diluted share between $4.90 and $5.00.

The Company’s fiscal-year guidance assumptions for 2014 are as follows:

•	Fuel prices and market spreads at the 2013 average

•	FX rates equal to current levels

•	Tax rate of 30.6%

•	Fully diluted shares outstanding of 85.6 million shares

•	No impact related to acquisitions or material new partnership agreements not already disclosed

“We have great momentum heading into 2014 and are projecting another double-digit revenue and profit growth year despite expected headwinds in interest expense and tax rates. Our guidance produces a 21% revenue and 22% adjusted net income per share growth rate, at the midpoint of our guidance range, versus 2013,” said Eric Dey, chief financial officer FleetCor Technologies, Inc.

Conference Call

The Company will host a conference call to discuss fourth quarter 2013 financial results today at 5:00pm ET. Hosting the call will be Ron Clarke, chief executive officer, and Eric Dey, chief financial officer. The conference call can be accessed live over the phone by dialing (877) 941-8416, or for international callers (480) 629-9808. A replay will be available one hour after the call and can be accessed by dialing (877) 870-5176 or (858) 384-5517 for international callers; the conference ID is 4664950. The replay will be available until February 12, 2014. The call will be webcast live from the Company’s investor relations website at investor.fleetcor.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. Examples of forward-looking statements in this press release include statements relating to revenue and earnings guidance, assumptions underlying financial guidance, and expectations regarding recent deals. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as delays or failures associated with implementation; fuel price and spread volatility; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards or resulting from investigations; failure to maintain or renew key business relationships; failure to maintain competitive offerings; failure to maintain or renew sources of financing; failure to complete, or delays in completing, anticipated new partnership arrangements or acquisitions and the failure to successfully integrate or otherwise achieve anticipated benefits from such partnerships or acquired businesses; failure to successfully expand business internationally; the impact of foreign exchange rates on operations, revenue and income; the effects of general economic conditions on fueling patterns and the commercial activity of fleets, as well as the other risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission on March 1, 2013. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this press release are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

About Non-GAAP Financial Measures

Adjusted revenue is calculated as revenues, net less merchant commissions. Adjusted net income is calculated as net income, adjusted to eliminate (a) non-cash stock-based compensation expense related to share-based compensation awards, (b) amortization of deferred financing costs and intangible assets, (c) amortization of the premium recognized on the purchase of receivables, and (d) loss on the early extinguishment of debt. EBITDA is calculated as net income as reflected in our income statement, adjusted to eliminate (a) interest expense, (b) tax expense, (c) depreciation of long-lived assets (d) amortization of intangible assets and (e) other (income) expense, net. The Company uses adjusted revenues as a basis to evaluate the company’s revenues, net of the commissions that are paid to merchants to participate in our card programs. The commissions paid to merchants can vary when market spreads fluctuate in much the same way as revenues are impacted when market spreads fluctuate. The Company believes this is a more effective way to evaluate the company’s revenue performance. The Company uses EBITDA as a basis to evaluate our operating performance net of the impact of certain items during the period. We believe that EBITDA may be useful to investors for understanding our operating performance on a consistent basis. We prepare adjusted net income to eliminate the effect of items that we do not consider indicative of our core operating performance. Adjusted revenues and adjusted net income are supplemental measures of operating performance that do not represent and should not be considered as an alternative to revenues, net, net income or cash flow from operations, as determined by U.S. generally accepted accounting principles, or U.S. GAAP, and our calculation thereof may not be comparable to that reported by other companies. We believe it is useful to exclude non-cash stock-based compensation expense from adjusted net income because non-cash equity grants made at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and stock-based compensation expense is not a key measure of our core operating performance. We also believe that amortization expense can vary substantially from company to company and from period to period depending upon their financing and accounting methods, the fair value and average expected life of their acquired intangible assets, their capital structures and the method by which their assets were acquired; therefore, we have excluded amortization expense from our adjusted net income. We also exclude loss on the early extinguishment of debt from adjusted net income, as this expense is non-cash and is one-time in nature and does not reflect the ongoing operations of the business.

Management uses adjusted revenues, adjusted net income, and EBITDA:

•	as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis;

•	for planning purposes, including the preparation of our internal annual operating budget;

•	to allocate resources to enhance the financial performance of our business; and

•	to evaluate the performance and effectiveness of our operational strategies.

We believe adjusted revenues, adjusted net income and EBITDA are key measures used by the Company and investors as supplemental measures to evaluate the overall operating performance of companies in our industry. By providing these non-GAAP financial measures, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.

About FleetCor

FleetCor is a leading global provider of fuel cards and workforce payment products to businesses. FleetCor’s payment programs enable businesses to better control employee spending and provide card-accepting merchants with a commercial customer base that can increase their sales and customer loyalty. FleetCor serves commercial accounts in North America, Latin America, Europe, Australia and New Zealand. For more information, please visit www.fleetcor.com.

Contact:

Investor Relations

investor@fleetcor.com

(770) 729-2017

FleetCor Technologies, Inc. and subsidiaries

Consolidated Statements of Income

(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(Unaudited)	(Unaudited)	(Unaudited)
Revenues, net	$255,501	$202,617	$895,171	$707,534

Expenses:
Merchant commissions	17,783	17,599	68,143	58,573
Processing	38,604	32,285	134,030	115,446
Selling	18,397	13,190	57,346	46,429
General and administrative	50,509	31,256	142,283	110,122
Depreciation and amortization	24,158	15,116	72,737	52,036

Operating income	106,050	93,171	420,632	324,928

Other expense, net	472	602	602	1,121
Interest expense, net	5,501	3,390	16,461	13,017

Total other expense	5,973	3,992	17,063	14,138

Income before income taxes	100,077	89,179	403,569	310,790
Provision for income taxes	31,957	29,108	119,068	94,591

Net income	$68,120	$60,071	$284,501	$216,199

Basic earnings per share	$0.83	$0.72	$3.48	$2.59
Diluted earnings per share	$0.80	$0.70	$3.36	$2.52

Weighted average shares outstanding:
Basic shares	82,388	83,378	81,793	83,328
Diluted shares	85,277	85,750	84,655	85,736

FleetCor Technologies, Inc. and subsidiaries

Consolidated Balance Sheets

(In thousands, except share and par value amounts)

	December 31, 2013	December 31, 2012[1]
	(Unaudited)
Assets

Current assets:
Cash and cash equivalents	$338,105	$283,649
Restricted cash	48,244	53,674
Accounts receivable (less allowance for doubtful accounts of $22,416 and $19,463, respectively)	573,351	525,441
Securitized accounts receivable — restricted for securitization investors	349,000	298,000
Prepaid expenses and other current assets	40,062	28,126
Deferred income taxes	4,750	6,464

Total current assets	1,353,512	1,195,354

Property and equipment	111,100	93,902
Less accumulated depreciation and amortization	(57,144)	(48,706)

Net property and equipment	53,956	45,196
Goodwill	1,552,725	926,609
Other intangibles, net	871,263	463,864
Other assets	144,808	90,847

Total assets	$3,976,264	$2,721,870

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$467,201	$418,609
Accrued expenses	114,870	75,812
Customer deposits	182,541	187,627
Securitization facility	349,000	298,000
Current portion of notes payable and other obligations	662,439	141,875
Other current liabilities	132,846	20,299

Total current liabilities	1,908,897	1,142,222

Notes payable and other obligations, less current portion	474,939	485,217
Deferred income taxes	249,504	180,609
Other noncurrent liabilities	99,030	—

Total noncurrent liabilities	823,473	665,826

Commitments and contingencies

Stockholders’ equity:
Common stock, $0.001 par value; 475,000,000 shares authorized, 118,206,262 shares issued and 82,471,770 shares outstanding at December 31, 2013; and 475,000,000 shares authorized, 116,772,324 shares issued and 81,037,832 shares outstanding at December 31, 2012	117	116
Additional paid-in capital	631,667	542,018
Retained earnings	1,035,198	750,697
Accumulated other comprehensive loss	(47,426)	(3,346)

Less treasury stock, 35,734,492 shares at December 31, 2013 and December 31, 2012	(375,663)	(375,663)

Total stockholders’ equity	1,243,893	913,822

Total liabilities and stockholders’ equity	$3,976,263	$2,721,870

[1]	Certain prior period amounts have been reclassified for consistent presentation with the current year.

FleetCor Technologies, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In Thousands)

	Year Ended December 31,
	2013	2012
	(Unaudited)
Operating activities
Net income	$284,501	$216,199

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	16,885	14,116
Stock-based compensation	26,676	19,275
Provision for losses on accounts receivable	18,867	21,896
Amortization of deferred financing costs	3,276	2,279
Amortization of intangible assets	49,313	32,376
Amortization of premium on receivables	3,263	3,265
Deferred income taxes	(5,453)	(3,337)
Changes in operating assets and liabilities (net of acquisitions):
Restricted cash	5,430	2,088
Accounts receivable	(45,005)	(71,102)
Prepaid expenses and other current assets	(74)	(6,847)
Other assets	38,906	(46,553)
Excess tax benefits related to stock-based compensation	(32,535)	(29,355)
Accounts payable, accrued expenses and customer deposits	11,635	(18,840)

Net cash provided by operating activities	375,685	135,460

Investing activities
Acquisitions, net of cash acquired	(728,343)	(190,447)
Purchases of property and equipment	(20,785)	(19,111)

Net cash used in investing activities	(749,128)	(209,558)

Financing activities
Excess tax benefits related to stock-based compensation	32,535	29,355
Repurchase of common stock	—	(200,000)
Proceeds from issuance of common stock	30,438	27,187
Borrowings on securitization facility, net	51,000	18,000
Deferred financing costs paid	(1,970)	(3,776)
Principal payments on notes payable	(28,125)	(30,414)
Proceeds from notes payable	—	250,000
Borrowings from U.S. revolver	575,000	455,000
Payments on U.S. revolver	(250,000)	(480,000)
Borrowings from foreign revolver	911,025	—
Payments on foreign revolver	(705,715)	—
Payments on swing line of credit, net	—	(1,874)
Payments on acquired debt	(164,083)	—
Other	(14,380)	(1,490)

Net cash provided by financing activities	435,725	61,988

Effect of foreign currency exchange rates on cash	(7,826)	10,600

Net increase (decrease) in cash and cash equivalents	54,456	(1,510)
Cash and cash equivalents, beginning of year	283,649	285,159

Cash and cash equivalents, end of year	$338,105	$283,649

Supplemental cash flow information
Cash paid for interest	$25,886	$14,760

Cash paid for income taxes	$99,308	$38,169

Exhibit 1

RECONCILIATION OF NON-GAAP MEASURES

(In thousands, except shares and per share amounts)

(Unaudited)

The following table reconciles revenues, net to adjusted revenues:

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Revenues, net	$255,501	$202,617	$895,171	$707,534
Merchant commissions	17,783	17,599	68,143	58,573

Total adjusted revenues	$237,718	$185,018	$827,028	$648,961

The following table reconciles net income to EBITDA:

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Net income	$68,120	$60,071	$284,501	$216,199
Provision for income taxes	31,957	29,108	119,068	94,591
Interest expense, net	5,501	3,390	16,461	13,017
Depreciation and amortization	24,158	15,116	72,737	52,036
Other expense, net	472	602	602	1,121

EBITDA	$130,208	$108,287	$493,369	$376,964

The following table reconciles net income to adjusted net income and adjusted net income per diluted share:

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Net income	$68,120	$60,071	$284,501	$216,199

Stock based compensation	14,235	4,988	26,676	19,275
Amortization of intangible assets	17,778	9,332	49,313	32,376
Amortization of premium on receivables	815	816	3,263	3,265
Amortization of deferred financing costs	842	683	3,276	2,279

Total pre-tax adjustments	33,670	15,819	82,528	57,195

Income tax impact of pre-tax adjustments at the effective tax rate	(9,712)	(5,163)	(24,349)	(17,408)

Adjusted net income	$92,078	$70,727	$342,680	$255,986

Adjusted net income per diluted share	$1.08	$0.82	$4.05	$2.99

Diluted shares	85,277	85,750	84,655	85,736

Exhibit 2

Transaction Volume, Revenues and Adjusted Revenue, Per Transaction and by Segment

(In thousands except revenues, net per transaction and adjusted revenues per transaction)

(Unaudited)

	Three Months Ended December 31,				Year Ended December 31,
	2013	2012	Change	% Change	2013	2012	Change	% Change
NORTH AMERICA
-Transactions	42,262	39,663	2,599	6.6%	164,953	156,868	8,085	5.2%
-Revenues, net per transaction	$2.97	$2.74	$0.23	8.4%	$2.79	$2.55	$0.24	9.5%
-Revenues, net	$125,359	$108,571	$16,788	15.5%	$460,705	$400,164	$60,541	15.1%

INTERNATIONAL
-Transactions	47,817	38,725	9,092	23.5%	162,563	146,894	15,669	10.7%
-Revenues, net per transaction	$2.72	$2.43	$0.29	12.1%	$2.67	$2.09	$0.58	27.7%
-Revenues, net	$130,142	$94,046	$36,096	38.4%	$434,466	$307,370	$127,096	41.3%

FLEETCOR CONSOLIDATED REVENUES
-Transactions	90,079	78,388	11,691	14.9%	327,516	303,762	23,754	7.8%
-Revenues, net per transaction	$2.84	$2.58	$0.25	9.7%	$2.73	$2.33	$0.40	17.3%
-Revenues, net	$255,501	$202,617	$52,884	26.1%	$895,171	$707,534	$187,637	26.5%

FLEETCOR CONSOLIDATED ADJUSTED REVENUES[1]
-Transactions	90,079	78,388	11,691	14.9%	327,516	303,762	23,754	7.8%
-Adjusted Revenues per transaction	$2.64	$2.36	$0.28	11.8%	$2.53	$2.14	$0.39	18.2%
-Adjusted Revenues	$237,718	$185,018	$52,700	28.5%	$827,028	$648,961	$178,067	27.4%

[1]	Adjusted revenues is a non-GAAP financial measure defined as revenues, net less merchant commissions. The Company believes this measure is a more effective way to evaluate the Company’s revenue performance. Refer to Exhibit 1 for a reconciliation of revenues, net to adjusted revenues.

Sources of Revenue2

	Three Months Ended December 31,				Year Ended December 31,
	2013	2012	Change	% Change	2013	2012	Change	% Change
Revenue from customers and partners	56.8%	48.6%	8.2%	16.9%	53.6%	46.9%	6.7%	14.3%
Revenue from merchants and networks	43.2%	51.4%	-8.2%	-16.0%	46.4%	53.1%	-6.7%	-12.6%

Revenue tied to fuel-price spreads	13.6%	17.4%	-3.8%	-21.8%	15.7%	17.5%	-1.8%	-10.3%
Revenue influenced by absolute price of fuel	18.3%	20.2%	-1.9%	-9.4%	19.6%	20.7%	-1.1%	-5.3%
Revenue from program fees, late fees, interest and other	68.1%	62.4%	5.7%	9.1%	64.7%	61.8%	2.9%	4.7%

[2]	Expressed as a percentage of consolidated revenue, net.

Exhibit 3

Segment Results

(In thousands)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Revenues, net:[1]
North America	$125,359	$108,571	$460,705	$400,164
International	130,142	94,046	434,466	307,370

	$255,501	$202,617	$895,171	$707,534

Operating income:[1]
North America	$51,904	$55,692	$220,526	$196,677
International	54,146	37,479	200,106	128,251

	$106,050	$93,171	$420,632	$324,928

Depreciation and amortization:[1]
North America	$6,669	$5,225	$22,267	$20,289
International	17,489	9,891	50,470	31,747

	$24,158	$15,116	$72,737	$52,036

Capital expenditures:[1]
North America	$1,834	$1,986	$6,132	$7,735
International	3,603	3,492	14,653	11,376

	$5,437	$5,478	$20,785	$19,111

[1]	The results from our Russian business acquired in the second quarter of 2012, CTF Technologies, Inc. in Brazil acquired during the third quarter of 2012, Australian business acquired during the first quarter of 2013, New Zealand business acquired during the second quarter of 2013, VB business in Brazil acquired during the third quarter of 2013, DB business in Brazil and Epyx business in the UK acquired during the fourth quarter of 2013, are reported in our International segment. The results from Telenav acquired during the first quarter of 2013 and Nextraq acquired during the fourth quarter of 2013, both US telematics businesses, are reported in our North American segment.